As filed with the Securities and Exchange Commission on August 9, 2013

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22072

The Cushing MLP Total Return Fund

(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440, Dallas, TX 75225

(Address of principal executive offices) (Zip code)

Jerry V. Swank

8117 Preston Road, Suite 440, Dallas, TX 75225

(Name and address of agent for service)

214-692-6334

Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2013

Item 1. Reports to Stockholders.

Semi-Annual Report

May 31, 2013

THE CUSHING® MLP TOTAL RETURN FUND

Investment Adviser Cushing® MLP Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.swankcapital.com

The Cushing® MLP Total Return Fund

Shareholder Letter

Dear Fellow Shareholders,

As we discuss in detail below, the Cushing® MLP Total Return Fund (“SRV” or “the Fund”) ended the first half of the fiscal period ended May 31, 2013 with strong relative performance. Following weakness in December 2012 due to concerns about the fiscal cliff, markets quickly rebounded as Washington once again avoided implementation. The master limited partnership (MLP) market specifically benefited from robust fund flows into the sector and continued positive business fundamentals.

In particular, the Fund benefited from overweight positions in the Natural Gas Gatherers & Processors, Crude Oil & Refined Products, and Large Capitalization Diversified subsectors. For the Natural Gas Gatherers & Processors segment, we prefer to own master limited partnerships (MLPs) that have some or all of the following characteristics: a strong management team, good assets with a competitive position in a key market or an emerging basin, predominantly fixed fee contracts, and visible growth through organic projects and/or “drop-down” acquisitions. We believe the benefits of these traits more than offset the near-term headwinds from a currently challenging natural gas liquid (NGL) pricing environment.

MLPs exposed to the build-out of crude oil infrastructure, as measured by the Wells Fargo Crude MLP Index (Total Return), had substantial gains over the past one to two years, and we believe this trend will continue for the remainder of 2013. U.S. onshore crude production has been significant, which we believe not only supports continued volume growth for crude-levered MLPs, but also provides a wealth of infrastructure investment opportunities in order to satisfy producers’ needs to get their product to market.

The Fund also had exposure to several large capitalization, diversified MLPs. These MLPs typically have businesses in several midstream subsectors providing diversification and expansive asset foot prints offering a variety of growth avenues. Also, their size and trading liquidity may help provide stability when markets become volatile.

Recently, the broad equity market has experienced some weakness related to the idea of a strengthening domestic economy, the prospect of a Fed “tapering” and the ultimate impact on interest rates. This weakness has been particularly pronounced in “defensive” stocks and interest rate sensitive equity subsectors (such as REITs, utilities and, to a lesser extent, MLPs), as well as investment grade and high yield bonds. While interest rates remain quite low (and we believe this will be the case for a long period), the market appears to be concerned about the potential for interest rates to move higher. We will continue to monitor currency and capital market developments as the global markets continue to be impacted by an era of unprecedented easy monetary policy across the globe (e.g., Japan).

Nonetheless, our Fund and the MLP space as a whole continue to benefit from strong fund flows. According to U.S. Capital Advisors, a total of $4.7 billion was raised during the first calendar quarter of 2013 for publicly-traded MLP-focused funds products (easily setting a record for the space) and two new closed-end funds (CEFs) alone raised more than has ever been raised by MLP-focused CEFs in any prior quarter. Similarly, MLP open-end mutual funds continued to gather significant capital, rais-

ing almost twice as much in the first calendar quarter of 2013 as their previous best quarter. The trend continued with the recent successful launch of a $1 billion MLP focused CEF.

MLP Product Capital Raised By Month

Source: U.S. Capital Advisors.

We attribute this positive dynamic to 1) investors putting money back in the market after the late 2012 selloff driven in part by the presidential election, tax law change concerns, fiscal cliff fears and considerable MLP equity issuances; 2) the continued search for yield; and 3) solid MLP fundamentals. We believe that MLPs are similar to REITs, but with better cash flow stability and higher growth prospects. We continue to believe that MLPs should be valued similarly to REITs and, as such, should capture incremental retail and institutional investment. This appears to finally be happening as new MLP products have attracted not only traditional retail investors, but also registered investment advisers and an increasing number of institutional pension and endowment funds.

MLPs continue to be active in the midstream infrastructure build-out and current key themes include: 1) re-purposing underutilized pipelines to other services; 2) constructing/contracting liquefied natural gas (LNG) export terminals (the beneficiaries include those partnerships building the terminals as well as those that have pipeline assets that directly or indirectly connect to the terminals); 3) constructing/contracting liquefied petroleum gas (LPG) export terminals; and 4) constructing rail loading and unloading terminals to take advantage of increasing crude movements by rail from emerging areas such as the Bakken.

Further, several energy companies continue to validate the MLP structure as a favored way to own midstream assets. In addition to a number of M&A transactions, including the Spectra Energy Corp. announcement discussed above, recent announcements to either form or explore the formation of MLPs include those made by Devon Energy Corporation (NYSE: DVN), Valero Energy Corporation (NYSE: VLO), Western Refining Inc. (NYSE: WNR), Centerpoint Energy Inc. (NYSE: CNP) and partner OGE Energy Corporation (NYSE: OGE), Phillips 66 (NYSE: PSX), and Tallgrass Energy Partners (NYSE: TEP), a May 2013 IPO.

Fund Performance and Strategy

For the six month period ended May 31, 2013, the Fund delivered a Net Asset Value Total Return (equal to the change in net asset value per share plus the reinvested cash distribution paid during the period) of 15.74% versus total returns of 16.43% and 21.46% for the S&P 500 Index (Total Return) and the Cushing® 30 MLP Index, respectively. The Fund’s Share Price Total Return (equal to the change in net share price per share plus the reinvested cash distribution paid during the period) was 15.14% for the fiscal year to date 2013 and differs from the Net Asset Value Total Return due to fluctuations in the share price to NAV.

The Fund’s investment strategy focuses on holding core positions in higher yielding MLPs with stable business models and long-term growth prospects. We also work diligently to optimize the use of leverage for additional income and total return potential. This involves leveraging investments in MLPs and energy debt instruments when the probabilities of positive total return are deemed to be skewed favorably. As the prices of the Fund’s investments increase or decline, there is a risk that the impact to the Fund’s NAV and total return will be negatively impacted by leverage, but this strategy is designed to be have a positive impact over the longer term. Although not a predictor of future performance, we note that the Fund’s quarterly distribution has been stable at $0.225 per share for last 18 consecutive quarters.

In closing, despite the near term forces affecting the broader market which could lead to periods of increased volatility, we remain focused on the favorable long-term fundamental attributes of MLPs and the potential for attractive total returns based on current yield and expected distribution growth. We at Swank Capital, LLC and Cushing® MLP Asset Management, LP truly appreciate your support and we look forward to helping you achieve your investment goals for the remainder of the Fund’s fiscal year.

Sincerely,

Jerry V. Swank

Chairman and Chief Executive Officer

The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below net asset value. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

An investment in the Fund involves risks. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund will invest in Master Limited Partnerships (MLPs), which concentrate investments in the natural resource sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. There is a risk to the future viability of the ongoing operation of MLPs that return investor’s capital in the form of distributions.

The Fund is organized as a “C” corporation and is subject to U.S. federal income tax on its taxable income at the corporate tax rate (currently as high as 35%) as well as state and local income taxes. The potential tax benefits of investing in MLPs depend on them being treated as partnerships for federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the Fund’s value.

The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investments. This deferred tax asset or liability is reflected in the NAV and as a result the Fund’s after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

The Cushing® 30 MLP Index (“Cushing 30”) tracks the performance of 30 publicly traded MLP securities that hold midstream energy infrastructure assets in North America, chosen according to a proprietary fundamental scoring model developed by Cushing® MLP Asset Management, LP to rank potential MLPs for inclusion in the Cushing 30. The Wells Fargo Composite MLP Index is a float-adjusted capitalization-weighted index of energy master limited partnerships (MLPs) with a market capitalization of at least $200 million at the time of inclusion. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. None of these indices includes fees or expenses. It is not possible to invest directly in an index.

The Cushing® MLP Total Return Fund

Allocation of Portfolio Assets(1) (Unaudited)

May 31, 2013

(Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Master Limited Partnerships and Related Companies
(3)	Common Stock
(4)	Preferred Stock
(5)	Senior Notes

The Cushing® MLP Total Return Fund

Key Financial Data (Supplemental Unaudited Information)

The Information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	Period from December 1, 2012 through May 31, 2013	Fiscal Year Ended 11/30/12	Fiscal Year Ended 11/30/11	Fiscal Year Ended 11/30/10	Fiscal Year Ended 11/30/09	Fiscal Year Ended 11/30/08
FINANCIAL DATA
Total income from investments
Distributions received from MLPs	$12,882,997	$23,871,383	$26,479,761	$16,566,758	$8,889,886	$12,277,393
Dividends from common stock	1,626,932	1,413,122	5,976,120	4,483,307	1,779,867	178,095
Interest income & other	362,798	664,146	1,146,511	1,320,531	518,446	316,870

Total income from investments	$14,872,727	$25,948,651	$33,602,392	$22,370,596	$11,188,199	$12,772,358
Advisory fee and operating expenses
Advisory fees, less reimbursement by Adviser	$2,010,842	$4,723,818	$4,822,578	$2,467,110	$557,839	$1,615,353
Operating expenses(a)	418,877	3,312,486	2,671,727	948,767	1,072,460	750,292
Leverage costs	342,588	956,490	677,213	465,469	176,619	924,418
Other	17,971	742,323	574,220	257,274	100,347	108,279

Total advisory fees and operating expenses	$2,790,278	$9,735,117	$8,745,738	$4,138,620	$1,907,265	$3,398,342
Distributable Cash Flow (DCF)(b)	$12,082,449	$16,213,534	$24,856,654	$18,231,976	$9,280,934	$9,374,016
Distributions paid on common stock	$14,979,842	$29,822,349	$20,674,008	$18,332,242	$9,505,720	$9,505,720
Distributions paid on common stock per share	$0.45	$0.90	$0.68	$0.90	$1.01	$1.26
Distribution Coverage Ratio
Before advisory fee and operating expenses	1.0 x	0.9 x	1.6 x	1.2 x	1.2 x	1.3 x
After advisory fee and operating expenses	0.8 x	0.5 x	1.2 x	1.0 x	1.0 x	1.0 x
OTHER FUND DATA (end of period)
Total Assets, end of period	331,978,400	257,548,780	370,416,553	293,125,989	98,339,592	61,974,946
Unrealized appreciation (depreciation), net of income taxes	15,155,766	979,250	9,253,059	67,183,214	20,880,742	(58,032,746)
Short-term borrowings	86,100,000	36,300,000	72,800,000	69,800,000	29,900,000	14,500,000
Short-term borrowings as a percent of total assets	26%	14%	20%	24%	30%	23%
Net Assets, end of period	240,264,960	220,020,922	255,747,023	208,002,375	64,511,402	37,779,243
Net Asset Value per common share	$7.20	$6.62	$7.74	$8.03	$5.74	$3.98
Market Value per share	$8.31	$7.68	$9.43	$9.42	$7.37	$10.36
Market Capitalization	$277,303,753	$255,417,600	$311,708,103	$244,113,742	$82,894,797	$98,247,516
Shares Outstanding	33,369,886	33,257,500	33,054,942	25,914,410	11,247,598	9,483,351

(a)	Excludes expenses related to capital raising

(b)

“Net Investment Loss, before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow: increased by the return of capital on MLP distributions and offering expenses.

The Cushing® MLP Total Return Fund

Schedule of Investments (Unaudited)	May 31, 2013

COMMON STOCK — 6.1%(1)	Shares	Fair Value
Large Cap Diversified — 6.1%(1)
Bermuda — 4.1%(1)
Seadrill Limited	243,000	$9,848,790

United States — 2.0%(1)
Williams Companies, Inc.	140,000	4,925,200

Total Common Stock (Cost $14,908,423)		$14,773,990

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — 89.7%(1)
Coal — 4.1%(1)
United States — 4.1%(1)
Alliance Resources Partners, L.P.(2)	70,000	$5,059,600
Natural Resource Partners, L.P.(2)	214,000	4,761,500

		9,821,100

Crude Oil & Refined Products — 9.0%(1)
United States — 9.0%(1)
Blueknight Energy Partners, L.P.	216,778	1,890,304
Buckeye Partners, L.P.(2)	134,000	8,862,760
NuStar Energy, L.P.(2)	208,200	9,700,038
Rose Rock Midstream, L.P.	36,247	1,339,689

		21,792,791

General Partnerships — 4.0%(1)
United States — 4.0%(1)
Alliance Holdings GP, L.P.	15,600	994,188
Inergy, L.P.(2)	115,000	2,679,500
NuStar GP Holdings, LLC(2)	220,100	6,057,152

		9,730,840

Large Cap Diversified — 19.1%(1)
United States — 19.1%(1)
Enbridge Energy Partners, L.P.(2)	351,500	10,372,765
Energy Transfer Partners, L.P.(2)	228,700	11,117,107
Kinder Morgan Energy Partners, L.P.	50,000	4,170,000
Kinder Morgan Management, LLC(2)(3)(4)	144,050	11,699,759
Williams Partners, L.P.	172,300	8,596,047

		45,955,678

Natural Gas Gatherers & Processors — 21.4%(1)
United States — 21.4%(1)
Atlas Pipeline Partners, L.P.(2)	214,000	7,962,940
Crosstex Energy, L.P.(2)	506,300	9,751,338
DCP Midstream Partners, L.P.(2)	162,400	7,762,720
MarkWest Energy Partners, L.P.(2)	55,900	3,680,456
PVR Partners, L.P.(2)	297,800	7,671,328
Regency Energy Partners, L.P.(2)	340,000	8,717,600
Targa Resources Partners, L.P.(2)	125,000	5,813,750

		51,360,132

Natural Gas Transportation & Storage — 12.9%(1)
United States — 12.9%(1)
Boardwalk Pipeline Partners, L.P.(2)	409,500	12,121,200
El Paso Pipeline Partners, L.P.(2)	110,000	4,519,900
Niska Gas Storage Partners, LLC	175,000	2,628,500
Spectra Energy Partners, L.P.	63,000	2,243,430
TC Pipelines, L.P.(2)	215,000	9,367,550

		30,880,580

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Schedule of Investments (Unaudited)	May 31, 2013 — (Continued)

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — (Continued)	Shares	Fair Value
Other — 5.7%(1)
United States — 5.7%(1)
Calumet Specialty Products Partners, L.P.(2)	240,000	$8,196,000
Exterran Partners, L.P.	196,000	5,431,160

		13,627,160

Propane — 3.4%(1)
United States — 3.4%(1)
Ferrellgas Partners, L.P.	133,000	2,816,940
NGL Energy Partners, L.P.(2)	192,000	5,345,280

		8,162,220

Shipping — 3.3%(1)
Republic of the Marshall Islands — 3.3%(1)
Capital Product Partners, L.P.	666,000	6,113,880
Navios Maritime Partners, L.P.(2)	134,800	1,865,632

		7,979,512

Upstream — 6.8%(1)
United States — 6.8%(1)
BreitBurn Energy Partners, L.P.(2)	417,500	7,736,275
Legacy Reserves, L.P.(2)	162,000	4,293,000
QR Energy, L.P.(2)	251,000	4,241,900

		16,271,175

Total Master Limited Partnerships and Related Companies (Cost $201,400,790)		$215,581,188

PREFERRED STOCK — 7.0%(1)
Crude Oil & Refined Products — 2.8%(1)
United States — 2.8%(1)
Blueknight Energy Partners, L.P.	757,519	$6,704,043

Shipping — 4.2%(1)
Republic of the Marshall Islands — 4.2%(1)
Capital Product Partners, L.P.(5)(6)	1,111,111	9,999,999

Total Preferred Stock (Cost $14,421,602)		$16,704,042

FIXED INCOME — 17.4%(1)
Exploration & Production — 3.5%(1)
United States — 3.5%(1)
Bill Barrett Corporation, L.P., 7.625%, due 10/01/2019	1,000,000	$1,080,000
Denbury Resources, Inc., 4.625%, due 07/15/2023	5,000,000	4,843,750
Northern Oil and Gas, Inc., 8.000%, due 06/01/2020	250,000	261,250
Rex Energy Corporation, 8.875%, due 12/01/2020 (7)	2,000,000	2,145,000

		8,330,000

Large Cap Diversified — 1.2%(1)
United States — 1.2%(1)
Energy Transfer Partners, L.P., 3.600%, due 02/01/2023	3,000,000	2,933,946

Natural Gas Gatherers & Processors — 5.8%(1)
United States — 5.8%(1)
Markwest Energy Partners, L.P., 4.500%, due 07/15/2023	5,000,000	4,887,500
Penn Virginia Corporation, 8.500%, due 05/01/2020(7)	2,000,000	2,005,000
Regency Energy Partners, L.P., 5.500%, due 04/15/2023	3,000,000	3,165,000
Targa Resources Partners, L.P., 4.250%, due 11/15/2023(7)	4,000,000	3,830,000

		13,887,500

Pipeline — 2.1%(1)
United States — 2.1%(1)
Sabine Pass Liquefaction, LLC, 5.625%, due 02/01/2021(7)	5,000,000	5,031,250

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Schedule of Investments (Unaudited)	May 31, 2013 — (Continued)

FIXED INCOME — (Continued)	Shares	Fair Value
Refining & Marketing — 3.5%(1)
Canada — 1.3%(1)
Tervita Corporation, 8.000%, due 11/15/2018(7)	3,000,000	$3,110,625

United States — 2.2%(1)
Western Refining, Inc., 6.250%, due 04/01/2021(7)	5,000,000	5,187,500

		8,298,125

Upstream — 1.3%(1)
United States — 1.3%(1)
Sandridge Energy, Inc., 8.125%, due 10/15/2022	3,000,000	3,217,500

Total Fixed Income (Cost $43,105,335)		$41,698,321

SHORT-TERM INVESTMENTS — INVESTMENT COMPANIES — 0.0%(1)
United States — 0.0.%(1)
AIM Short-Term Treasury Portfolio Fund — Institutional Class, 0.02%(8)	5,271	$5,271
Fidelity Government Portfolio Fund — Institutional Class, 0.01%(8)	5,271	5,271
Fidelity Money Market Portfolio — Institutional Class, 0.08%(8)	5,270	5,270
First American Government Obligations Fund — Class Z, 0.02%(8)	5,270	5,270
Invesco STIC Prime Portfolio, 0.02%(8)	5,270	5,270

Total Short-Term Investments (Cost $26,352)		$26,352

TOTAL INVESTMENTS — 120.2%(1) (Cost $273,862,502)		$288,783,893
Liabilities in Excess of Other Assets — (20.2)%(1)		(48,518,933)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS — 100.0%(1)		$240,264,960

SCHEDULE OF SECURITES SOLD SHORT — (2.0)%(1)
Exchange Traded Funds — (2.0)%(1)
United States — (2.0)%(1)
Market Vectors ETF Trust Oil Services	(110,000)	$(4,755,300)

TOTAL SECURITIES SOLD SHORT (PROCEEDS $4,989,675)		$(4,755,300)

(1)	Calculated as a percentage of net assets applicable to common stockholders.

(2)	All or a portion of these securities are held as collateral pursuant to the loan agreements.

(3)	No distribution or dividend was made during the period ended May 31, 2013. As such, it is classified as a non-income producing security as of May 31, 2013.

(4)	Security distributions are paid-in-kind.

(5)	Restricted security.

(6)	Fair Valued by the Adviser in good faith under procedures that were approved by the Board of Trustees.

(7)	Restricted security under Rule 144A under the Securities Act of 1933, as amended.

(8)	Rate reported is the current yield as of May 31, 2013.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Statement of Assets & Liabilities (Unaudited)

May 31, 2013

Assets
Investments, at fair value (cost $273,862,502)	$288,783,893
Cash	37,489,775
Receivable for investments sold	4,658,866
Distributions and dividends receivable	487,500
Interest receivable	547,053
Prepaid expenses and other assets	11,313

Total assets	331,978,400

Liabilities
Securities sold short, at fair value (proceeds $4,989,675)	4,755,300
Short-term borrowings	86,100,000
Current tax expense	143,941
Payable to Adviser	379,460
Payable to Trustees	10,247
Accrued interest expense	3,208
Accrued expenses and other liabilities	321,284

Total liabilities	91,713,440

Net assets applicable to common stockholders	$240,264,960

Net Assets Applicable to Common Stockholders Consisting of Capital stock, $0.001 par value; 33,369,886 shares issued and outstanding (unlimited shares authorized)	$33,370
Additional paid-in capital	270,618,379
Undistributed net investment loss, net of income taxes	(11,846,415)
Accumulated realized loss, net of income taxes	(33,696,140)
Net unrealized appreciation on investments, net of income taxes	15,155,766

Net assets applicable to common stockholders	$240,264,960

Net Asset Value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$7.20

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Statement of Operations (Unaudited)

Period from December 1, 2012 through May 31, 2013

Investment Income
Distributions received from master limited partnerships	$12,882,997
Less: return of capital on distributions	(12,695,561)

Distribution income from master limited partnerships	187,436
Dividends from common stock	1,626,932
Interest income	359,835
Other income	2,963

Total Investment Income	2,177,166

Expenses
Advisory fees	2,010,842
Administrator fees	117,171
Professional fees	73,506
Registration fees	50,429
Reports to stockholders	48,182
Trustees’ fees	39,009
Fund accounting fees	35,522
Custodian fees and expenses	19,009
Insurance expense	17,457
Transfer agent fees	12,540
Stock loan fees	6,052
Other expenses	17,971

Total Expenses before Interest Expense	2,447,690

Interest expense	342,588

Net Expenses	2,790,278

Net Investment Loss, before income taxes	(613,112)
Current tax benefit	153,988

Net Investment Loss	(459,124)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	23,796,164
Net realized loss on securities sold short	(42,958)
Net realized loss on options	(3,045,536)

Net realized gain on investments	20,707,670

Net change in unrealized appreciation of investments	14,135,550
Net change in unrealized appreciation of written call options	40,966

Net change in unrealized appreciation of investments	14,176,516

Net Realized and Unrealized Gain on Investments	34,884,186

Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$34,425,062

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Statements of Changes in Net Assets

	Period from December 1, 2012 through May 31, 2013	Fiscal Year Ended November 30, 2012
	(Unaudited)
Operations
Net investment loss	$(459,124)	$(5,267,580)
Net realized gain on investments	20,707,670	5,890,457
Net change in unrealized appreciation (depreciation) of investments	14,176,516	(8,273,809)

Net increase (decrease) in net assets applicable to common stockholders resulting from operations	34,425,062	(7,650,932)

Dividends and Distributions to Common Stockholders
Net investment income	(748,992)	(6,262,693)
Return of capital	(14,230,850)	(23,559,656)

Total dividends and distributions to common stockholders	(14,979,842)	(29,822,349)

Capital Share Transactions
Issuance of 112,386 and 202,558 common shares from reinvestment of distributions to stockholders, respectively	798,818	1,747,180

Net increase in net assets applicable to common stockholders from capital share transactions	798,818	1,747,180

Total increase (decrease) in net assets applicable to common stockholders	20,244,038	(35,726,101)
Net Assets
Beginning of fiscal period	220,020,922	255,747,023

End of fiscal period	$240,264,960	$220,020,922

Undistributed net investment loss at the end of the fiscal period	$(11,846,415)	$(10,638,299)

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Statement of Cash Flows (Unaudited)

Period from December 1, 2012 through May 31, 2013

Operating Activities
Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$34,425,062
Adjustments to reconcile decrease in the net assets applicable to common stockholders to net cash used in operating activities
Net change in unrealized appreciation of investments	(14,176,516)
Purchases of investments	(511,974,940)
Proceeds from sales of investments	474,709,773
Proceeds from investments sold short	30,132,890
Purchases to cover investments sold short	(25,186,173)
Proceeds from option transactions, net	6,568,911
Return of capital on distributions	12,695,561
Net realized gains on sales of investments	(20,707,670)
Net sales of short-term investments	526,011
Net accretion/amortization of senior notes’ premiums/discounts	14,973
Changes in operating assets and liabilities
Receivable for investments sold	(4,587,832)
Interest receivable	(546,967)
Distributions and dividends receivable	(487,500)
Prepaid and other assets	6,723
Payable to Adviser	84,094
Current tax expense	(453,988)
Accrued interest expense	1,507
Accrued expenses and other liabilities	110,670

Net cash used in operating activities	(18,845,411)

Financing Activities
Proceeds from borrowing facility	211,000,000
Repayment of borrowing facility	(161,200,000)
Common Stock Issuance and other direct costs	315
Additional paid-in capital from Common Stock Issuance	(315)
Dividends paid to common stockholders	(14,181,024)

Net cash provided by financing activities	35,618,976

Increase in Cash and Cash Equivalents	16,773,565
Cash and Cash Equivalents:
Beginning of fiscal year	20,716,210

End of fiscal year	$37,489,775

Supplemental Disclosure of Cash Flow and Non-Cash Information
Interest Paid	$341,082
Taxes Paid	$327,100
Additional paid-in capital from Dividend Reinvestment	$798,818

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Financial Highlights (Unaudited)

	Period from December 1, 2012 through May 31, 2013	Fiscal Year Ended November 30, 2012	Fiscal Year Ended November 30, 2011	Fiscal Year Ended November 30, 2010	Fiscal Year Ended November 30, 2009	Fiscal Year Ended November 30, 2008
	(Unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$6.62	$7.74	$8.03	$5.74	$3.98	$18.17
Public offering price	—	—	—	—	—	—
Offering costs on issuance of common shares	—	—	—	(0.05)	(0.01)	—
Income from Investment Operations:
Net investment income (loss)	(0.04)	(0.34)	0.68	1.07	1.09	1.15
Net realized and unrealized gain (loss) on investments	1.07	0.12	(0.29)	2.17	1.69	(14.05)

Total increase (decrease) from investment operations	1.03	(0.22)	0.39	3.24	2.78	(12.90)

Less Distributions to Common Stockholders:
Net investment income	(0.02)	(0.19)	(0.01)	—	—	—
Return of capital	(0.43)	(0.71)	(0.67)	(0.90)	(1.01)	(1.29)

Total distributions to common stockholders	(0.45)	(0.90)	(0.68)	(0.90)	(1.01)	(1.29)

Net Asset Value, end of period	$7.20	$6.62	$7.74	$8.03	$5.74	$3.98

Per common share fair value, end of period	$8.31	$7.68	$9.43	$9.42	$7.37	$10.36

Total Investment Return Based on Fair Value(2)	15.14%	(9.75)%	7.48%	42.26%	(16.89)%	(31.18)%

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Financial Highlights (Unaudited) — (Continued)

	Period from December 1, 2012 through May 31, 2013	Fiscal Year Ended November 30, 2012	Fiscal Year Ended November 30, 2011	Fiscal Year Ended November 30, 2010	Fiscal Year Ended November 30, 2009	Fiscal Year Ended November 30, 2008
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$240,265	$220,021	$255,747	$208,002	$64,511	$37,779
Ratio of expenses (including current and deferred income tax benefit/expense) to average net assets before waiver(3)(4)	2.27%	4.30%	3.39%	3.08%	4.32%	5.80%
Ratio of expenses (including current and deferred income tax benefit/expense) to average net assets after waiver(3)(4)	2.27%	4.30%	3.39%	3.05%	3.74%	4.75%
Ratio of net investment income (loss) to average net assets before waiver(3)(5)	(0.53)%	(1.91)%	0.10%	1.66%	0.22%	(1.93)%
Ratio of net investment income (loss) to average net assets after waiver(3)(5)	(0.53)%	(1.91)%	0.10%	1.69%	0.80%	(1.49)%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit/expense, before waiver(3)	(0.40)%	(2.18)%	0.10%	1.66%	0.22%	(4.12)%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit/expense, after waiver(3)	(0.40)%	(2.18)%	0.10%	1.69%	0.80%	(3.69)%
Portfolio turnover rate	163.93%	230.13%	240.55%	300.70%	526.39%	95.78%

(1)	Information presented relates to a share of common stock outstanding for the entire period.

(2)	The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(3)

For the fiscal year ended November 30, 2012, the Fund accrued $648,495 in net current tax expense. For the fiscal year ended November 30, 2011, the Fund accrued $0 in net current and deferred tax expense. For the fiscal year ended November 30, 2010, the Fund accrued $0 in net current and deferred tax expense. For the fiscal year ended November 30, 2009, the Fund accrued $0 in net current and deferred tax expense. For the fiscal year ended November 30, 2008, the Fund accrued $3,153,649 in net current and deferred tax expense.

(4)

The ratio of expenses (excluding current and deferred income tax expense) to average net assets before waiver was 2.40%, 4.03%, 3.39%, 3.08%, 4.32%, and 2.99% for the period ended May 31, 2013 and fiscal years ended November 30, 2012, 2011, 2010, 2009, and 2008, respectively. The ratio of expenses (excluding current and deferred income tax expense) to average net assets after waiver was 2.40%, 4.03%, 3.39%, 3.05%, 3.74%, and 2.56% for the period ended May 31, 2013 and fiscal years ended November 30, 2012, 2011, 2010, 2009, and 2008, respectively.

(5)	This ratio excludes current and deferred income tax benefit/expense on net investment income.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Notes to Financial Statements

May 31, 2013 (Unaudited)

1.    Organization

The Cushing® MLP Total Return Fund (the “Fund”) was formed as a Delaware statutory trust on May 23, 2007, and is a non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is managed by Cushing® MLP Asset Management, LP (the “Adviser”). The Fund’s investment objective is to seek to produce current income and capital appreciation. The Fund commenced operations on August 27, 2007. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SRV.”

2.    Significant Accounting Policies

A.  Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)  The fair value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the Adviser utilizes, when available, pricing quotations from principal market markers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party services or broker-dealer sources.

(ii)  Listed options on debt securities are valued at the average of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the last sale price on the commodities exchange on which they trade.

(iii)  The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the fair value of the short positions.

Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the fair value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any dividends paid on securities sold short and such amounts are reflected as dividend expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security is secured by collateral deposited with the broker-dealer. The Fund also is required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the fair value of the securities sold short. The Fair Value of securities sold short was $4,755,300 at May 31, 2013.

C.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLPs. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For the period ended May 31, 2013, the Fund has estimated approximately 5% of the distributions to be from investment income with the remaining balance to be return of capital.

Expenses are recorded on an accrual basis.

D.  Dividends and Distributions to Stockholders

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The character of dividends and distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the period ended May 31, 2013, the Fund’s dividends and distributions were expected to be comprised of 95% return of capital and 5% of ordinary income. The tax character of distributions paid for the period ended May 31, 2013 will be determined in early 2014.

E.  Federal Income Taxation

The Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Fund reports its allocable share of each MLP’s taxable income in computing its own taxable income.

The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

F.  Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.  Cash Flow Information

The Fund makes distributions from investments, which include the amount received as cash distributions from MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H.  Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.

I.  Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally purchases and sells (“writes”) put and call equity options as a source of potential protection against a broad market decline. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Transactions in purchased options during the period ended May 31, 2013, are as follows:

	Contracts	Premiums
Outstanding at December 1, 2012	—	$—
Options written	25,700	3,141,071
Options covered	—	—
Options expired	25,700	(3,141,071)
Options exercised	—	—

Outstanding at May 31, 2013	—	$—

The average monthly fair value of purchased options during the period ended May 31, 2013 was $4,283.

Transactions in written options contracts for the period ended May 31, 2013, are as follows:

	Contracts	Premiums
Outstanding at December 1, 2012	3,300	$71,034
Options written	3,700	89,731
Options covered	—	—
Options expired	(4,775)	(95,640)
Options exercised	(2,225)	(65,125)

Outstanding at May 31, 2013	—	$—

The average monthly fair value of written options during the period ended May 31, 2013 was $617.

The effect of derivative instruments on the Statement of Operations for the period ended May 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$(3,141,071)	$95,535	$(3,045,536)

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$—	$40,966	$40,966

J.  Recent Accounting Pronouncement

In December 2011, the FASB issued ASU 2011-11 “Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 requires new disclosures for recognized financial instruments and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting arrangement or similar arrangement. ASU 2011-11 is effective for periods beginning on or after January 1, 2013 and must be applied retrospectively.

In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. Management has evaluated ASU 2013-01 and ASU 2011-11 and determined that there is no impact to the Fund’s financial statements.

3.    Concentrations of Risk

The Fund’s investment objective is to seek to produce current income and capitalization. The Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP investments; up to 50% of its Managed Assets in securities of MLPs and other natural resource companies that are not publicly traded, or that are otherwise restricted securities; up to 20% of its Managed Assets in securities of companies that are not MLPs, including other natural resource companies, and U.S. and non-U.S. issuers that may not constitute other natural resource companies; and up to 20% of its Managed Assets in debt securities of MLPs, other natural resource companies and other issuers.

“Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of shares of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies.

4.    Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”). Under the terms of the Agreement, the Fund will pay the Advisor a fee, payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s managed assets during such month for the services and facilities provided by the Adviser to the Fund. The Adviser earned $2,010,842 in advisory fees for the period ended May 31, 2013.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.08% of the first $100,000,000 of the Fund’s managed assets, 0.05% on the next $200,000,000 of managed assets and 0.04% on the balance of the Fund’s managed assets, with a minimum annual fee of $40,000.

Computershare Trust Fund, N.A. serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

5.    Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets and liabilities as of May 31, 2013, are as follows:

Deferred tax assets:
Net operating loss carryforward	$2,352,928
Capital loss carryforward	23,506,306

Total deferred tax assets before valuation allowance	25,859,234
Less: Valuation Allowance	(11,032,984)

Total deferred tax assets	14,826,250
Less Deferred tax liabilities:
Unrealized appreciation on investment securities	14,826,250

Net deferred tax asset	$—

The net operating loss carryforward and capital loss carryforward are available to offset future taxable income. The Fund has the following net operating loss and capital loss amounts:

Fiscal Year Ended Net Operating Loss	Amount	Expiration
November 30, 2009	$1,197,730	November 30, 2029
November 30, 2012	3,997,113	November 30, 2032

Total Fiscal Year Ended Net Operating Loss	$5,194,843

Fiscal Year Ended Capital Loss	Amount	Expiration
November 30, 2008	$7,095,750	November 30, 2013
November 30, 2009	50,363,641	November 30, 2014
November 30, 2010	5,173,355	November 30, 2015
November 30, 2012	3,605,523	November 30, 2017

Total Fiscal Year Ended Capital Loss	$66,238,269

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Capital losses may be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2013. Net operating losses can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2029.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the period ended May 31, 2013, as follows:

Income tax expense at the Federal statutory rate of 35%	$11,994,875
State income tax expense, net of federal benefit	167,071
Income tax benefit on permanent items	(135,730)
Valuation allowance changes affecting the provision for income taxes	(12,026,216)

Total Tax Expense	$—

The decrease in the valuation allowance of $12,026,216 was due to an increase in the gross deferred tax asset of $628,476 and a increase in the deferred tax liability for gross unrealized appreciation of $12,654,692 during the period ended May 31, 2013.

At May 31, 2013, the cost basis of investments was $242,249,799 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$166,015,504
Gross unrealized depreciation	(124,236,710)

Net unrealized appreciation	$41,778,794

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years beginning after November 30, 2008 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably expected that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.    Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value at May 31, 2013	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock	$14,773,990	$14,773,990	$—	$—
Master Limited Partnerships and Related Companies(a)	215,581,188	215,581,188	—	—
Preferred Stock(a)	16,704,042	—	16,704,042	—

Total Equity Securities	247,059,220	230,355,178	16,704,042	—

Notes
Senior Notes	41,698,321	—	41,698,321	—

Total Notes	41,698,321	—	41,698,321	—

Other Short-Term Investments	26,352	26,352	—	—

Total Other	26,352	26,352	—	—

Total Assets	$288,783,893	$230,381,530	$58,402,363	$—

Liabilities Securities sold short	$4,755,300	$4,755,300	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the period ended May 31, 2013.

There were no transfers between any levels during the period ended May 31, 2013.

7.    Investment Transactions

For the period ended May 31, 2013, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $511,974,940 and $474,709,772 (excluding short-term securities), respectively and made purchases to cover investments sold short and received proceeds from investments sold short in the amount of $25,186,173 and $30,132,890, respectively. The Fund purchased (at cost) and sold covered options (proceeds) in the amount of $3,141,071 and $9,620,232, respectively. The Fund sold written options (proceeds) in the amount of $89,731.

8.    Common Stock

The Fund has unlimited shares of capital stock authorized and 33,369,886 shares outstanding at May 31, 2013. Transactions in common stock for the fiscal year ended November 30, 2012 and the period ended May 31, 2013 were as follows:

Shares at November 30, 2011	33,054,942
Shares issued through reinvestment of distributions	202,558

Shares at November 30, 2012	33,257,500
Shares issued through reinvestment of distributions	112,386

Shares at May 31, 2013	33,369,886

9.    Borrowing Facilities

The Fund maintains a margin account arrangement with Credit Suisse. The interest rate charged on margin borrowing is tied to the cost of funds for Credit Suisse (which approximates LIBOR plus

0.30%). Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for the period during which the credit facilities were utilized during the period ended May 31, 2013 was approximately $90,506,593 and 0.75%, respectively. At May 31, 2013, the principal balance outstanding was $86,100,000 and accrued interest expense was $3,208.

10.    Subsequent Events

On June 21, 2013, the Fund issued 44,601 shares through its dividend reinvestment plan. After these share issuances, the Fund’s total common shares outstanding were 33,414,487.

The Cushing® MLP Total Return Fund

Additional Information (Unaudited)

May 31, 2013

Investment Policies and Parameters

Previously, the Fund had stated an intention to generally invest in 20-30 issuers. The Board of Trustees has approved eliminating that policy. While the Fund initially expects to invest in a greater number of issuers, the Fund may in the future invest in fewer issuers. The Fund is a non-diversified, closed-end management investment company under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares.

The Commodity Futures Trading Commission (“CFTC”) amended Rule 4.5, which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Investment Adviser to continue to claim this exclusion with respect to the Fund under the amended rule, the Fund limits its transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Executive Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons nor any of its officers. For the period ended May 31, 2013, the aggregate compensation paid by the Fund to the independent trustees was $42,582. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are available to shareholders without charge, upon request by calling the Fund toll-free at (800)236-4424 and on the Fund’s website at www.cushingcef.com. Information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are also available to shareholders without charge on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Portfolio Turnover

The portfolio turnover rate for the period ended May 31, 2013 was 163.93%. Portfolio turnover may vary greatly from period to period. The Fund does not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and the Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Dividend Reinvestment Plan

How the Plan Works

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends declared for your common shares of the Fund will be automatically reinvested by Computershare Trust Company, N.A. and/or Computershare Inc. (together, the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (for purposes of this section, together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or

(ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus per share fees (which include any brokerage commissions the Plan Agent is required to pay) is greater than the net asset value per common share, the Plan Agent will invest the dividend amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date. If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus per share fees, the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan

If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written or telephonic instructions to the Plan Agent, as dividend paying agent, or by contacting the Plan Agent via their website at the address set out below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Plan Fees

There will be no per share fees with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee (currently $0.03) incurred in connection with open-market purchases. There is no direct transaction fee to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a transaction fee payable by the participants. Participants who request a sale of shares through the Plan Agent are subject to a $15.00 sales transaction fee and pay a per share fee of $0.12 per share sold. All per share fees include any brokerage commissions the Plan Agent is required to pay.

Tax Implications

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Contact Information

For more information about the plan you may contact the Plan Agent in writing at PO Box 43078, Providence, RI 02940-3078, by calling the Plan Agent at 1-800-662-7232 or at the Plan Agent’s website, www.computershare.com/investor.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Other Information For Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase its common shares of beneficial interest in the open market.

This report is sent to shareholders of The Cushing® MLP Total Return Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s initial public offering and the information contained in such Statement of Additional Information may have become outdated.

The Fund makes available performance and certain other on its website at www.cushingcef.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund. This reference to Fund’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate the Fund’s website in this report.

The Cushing® MLP Total Return Fund

Board Approval of Investment

Management Agreement (Unaudited)

May 31, 2013

On May 23, 2013, the Board of Trustees of the Fund (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Fund and Cushing MLP Asset Management, LP (the “Adviser”).

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”). The Board of Trustees is responsible for the oversight of the operations of the Fund and performs the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Board of Trustees received and reviewed information provided by the Adviser, including, among other things, comparative information about the fees and expenses and performance of certain other closed-end funds. The Board of Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. Before the Board of Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Board of Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Agreement. The Board of Trustees reviewed certain background materials supplied by the Adviser in its presentation, including the Adviser’s Form ADV.

The Board of Trustees reviewed and considered the Adviser’s investment advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management by the Adviser. The Board of Trustees also reviewed the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, polices and restrictions of the Fund.

The Board of Trustees considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments.

The Board of Trustees also reviewed, among other things, the Adviser’s insider trading policies and procedures and its Code of Ethics. The Board of Trustees, including all of the Independent Trustees, concluded that the nature, extent and quality of services to be rendered by the Adviser under the Agreement were adequate.

Consideration of Advisory Fees and the Cost of the Services

The Board of Trustees reviewed and considered the contractual annual advisory fee to be paid by the Fund to the Adviser in light of the extent, nature and quality of the advisory services to be provided by the Adviser to the Fund.

The Board of Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses with (a) a peer group of competitor closed-end funds designated by the Adviser that manage publicly traded portfolios investing primarily in MLPs; (b) other products managed by the Adviser; and (c) fees traditionally charged for these types of investment vehicles when they are structured as private investment vehicles. Given the small universe of managers and funds fitting within the criteria for the peer group, the Adviser did not believe that it would be beneficial to engage the services of an independent third-party to prepare the peer group analysis, and the Independent Trustees concurred with this approach.

Based on such information, the Board of Trustees determined that the levered management fee and the total expense ratio for the Fund were among the highest in the peer group. The Board of Trustees concluded that the investment advisory fee to be received by the Adviser and the total expense ratio of the Fund were high relative to the peer group.

Consideration of Investment Performance

The Board of Trustees regularly reviews the performance of the Fund throughout the year. The Board of Trustees reviewed performance information comparing the performance of the Fund, net of fees, against its peer group. The Board of Trustees concluded that the Fund has continued to generally lag its peers, but has made some recent changes to the portfolio team which the Board of Trustees was hopeful would lead to improved fund performance.

Other Considerations

The Board of Trustees received and considered a historical, current and projected profitability analysis prepared by the Adviser based on the fees payable under the Agreement. The Board of Trustees considered the profits realized and anticipated to be realized by the Adviser in connection with the operation of the Fund and concluded that the profit, if any, anticipated to be realized by the Adviser in connection with the operation of the Fund is not unreasonable to the Fund.

The Board of Trustees considered whether economies of scale in the provision of services to the Fund had been or would be passed along to the shareholders under the Agreement. The Board of Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Fund, including soft dollar arrangements or other so called “fall-out benefits.” The Board of Trustees concluded there were no material economics of scale or other incidental benefits accruing to the Adviser in connection with its relationship with the Fund.

Conclusion

In approving the Agreement and the fees charged under the Agreement, the Board of Trustees concluded that no single factor reviewed by the Board of Trustees was identified by the Board of Trustees to be determinative as the principal factor in whether to approve the Agreement. The summary set out above describes the most important factors, but not all of the matters, considered by the Board of Trustees in coming to its decision regarding the Agreement. On the basis of such information as the Board of Trustees considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Board of Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement. It was noted that it was the judgment of the Board of Trustees that approval of the Agreement was in the best interests of the Fund and its shareholders, and a majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

The Cushing® MLP Total Return Fund

TRUSTEES

Brian R. Bruce

Ronald P. Trout

Edward N. McMillan

Jerry V. Swank

EXECUTIVE OFFICERS

Jerry V. Swank

Chief Executive Officer

Daniel L. Spears

President

John H. Alban

Chief Financial Officer and Treasurer

Barry Y. Greenberg

Chief Compliance Officer and Secretary

Judd B. Cryer

Vice President

INVESTMENT ADVISER

Cushing® MLP Asset Management, LP

8117 Preston Road, Suite 440

Dallas, TX 75225

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

Computershare Trust Company, N.A.

250 Royall Street

Canton, MA 02021

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

2323 Victory Avenue, Suite 2000

Dallas, TX 75219

NOT FDIC INSURED   |   NOT BANK GUARANTEED   |   MAY LOSE VALUE

THE CUSHING® MLP TOTAL RETURN FUND

Investment Adviser Cushing® MLP Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 www.cushingcef.com www.swankcapital.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 12/01/2012-12/31/2012	0	0	0	0
Month #2 01/01/2013-01/31/2013	0	0	0	0
Month #3 02/01/2013-02/28/2013	0	0	0	0
Month #4 03/01/2013-03/31/2013	0	0	0	0
Month #5 04/01/2013-04/30/2013	0	0	0	0
Month #6 05/01/2013-05/31/2013	0	0	0	0
Total	0	0	0	0

*	Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cushing MLP Total Return Fund

By (Signature and Title)	/s/ Daniel L. Spears
Daniel L. Spears, President

Date	August 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel L. Spears
Daniel L. Spears, President

Date	August 6, 2013

By (Signature and Title)	/s/ John H. Alban
John H. Alban, Treasurer & Chief Financial Officer

Date	August 6, 2013

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